Exhibit 99.1

Pure Storage Announces Record Fourth Quarter and Fiscal Year 2017 Financial Results

MOUNTAIN VIEW, Calif., March 1, 2017 -- Pure Storage (NYSE: PSTG) today announced financial results for its fourth quarter and fiscal year ended January 31, 2017.

Key quarterly business and financial highlights include:

•	Record quarterly revenue of $227.9 million, up 52% Y/Y, 2.2% above midpoint of guidance

•	Record full year revenue of $728.0 million, up 65% Y/Y, 3.3% above midpoint of guidance

•	Record quarterly operating leverage, GAAP margin of -18.6%, 10.0 ppts improvement Y/Y and non-GAAP margin of -1.9%, 12.0 ppts improvement Y/Y

•	Positive momentum in unstructured data market with FlashBlade now generally available

“Pure Storage is delivering the data platform for the cloud era, helping customers put data to work for their businesses,” said Pure Storage CEO Scott Dietzen. “This year, Pure expects to reach $1 billion in revenue - a remarkable achievement and evidence that we’re only just getting started. We could not be more excited about the opportunities ahead.”

“Q4 was a solid quarter and a strong end to our fiscal 2017 with consistent year-over-year revenue growth and a strong improvement in our operating leverage,” said Pure Storage CFO Tim Riitters. “We are confident in our outlook for fiscal 2018 and remain focused on executing steadily on our business model for continued growth and industry leadership.”

A record 450 new customers joined Pure Storage this quarter, increasing the total to more than 3,000 organizations, including more than 20% of the Fortune 500. New customer wins in the quarter include: Hulu, KONAMI, Optus Business, Royal Philips, Phreesia and Subway. New FlashBlade customer wins include: the National Hockey League, law firm Keker, Van Nest & Peters and geoscience solutions provider ION.

Fourth Quarter Fiscal 2017 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended January 31, 2016 and 2017 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended January 31, 2016	Three Months Ended January 31, 2017	Y/Y Change
Revenue	$150.2	$227.9	52%
Gross Margin	65.3%	65.3%	0.0 ppts
Product Gross Margin	68.2%	66.5%	-1.7 ppts
Support Gross Margin	49.5%	59.6%	10.1 ppts
Operating Loss	-$42.9	-$42.5	$0.4
Operating Margin	-28.6%	-18.6%	10.0 ppts
Net Loss	-$44.3	-$42.9	$1.4
Net Loss per Share	-$0.24	-$0.21	$0.03
Weighted-Average Shares (Basic and Diluted)	187.4	201.0	13.6

Non-GAAP Quarterly Financial Information
	Three Months Ended January 31, 2016	Three Months Ended January 31, 2017	Y/Y Change
Gross Margin	66.0%	66.1%	0.1 ppts
Product Gross Margin	68.3%	66.6%	-1.7 ppts
Support Gross Margin	53.4%	63.6%	10.2 ppts
Operating Loss	-$20.9	-$4.4	$16.5
Operating Margin	-13.9%	-1.9%	12.0 ppts
Net Loss	-$22.3	-$4.8	$17.5
Net Loss per Share	-$0.12	-$0.02	$0.10
Weighted-Average Shares (Basic and Diluted)	187.4	201.0	13.6
Free Cash Flow	$32.1	$25.3	-$6.8

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Full Year Fiscal 2018 Guidance:

•	Revenue in the range of $975 million to $1,025 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -9% to -5%

First Quarter Fiscal 2018 Guidance:

•	Revenue in the range of $171 million to $179 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -27% to -23%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the fourth quarter and fiscal year 2017 results at 2:00 p.m. (PT) on March 1, 2017. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call. Teleconference details are as follows:

•	To Listen via Telephone: 877-201-0168 or 647-788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay:A telephone playback of this conference call is scheduled to be available two hours after the call ends on March 1, 2017, through March 8, 2017. The replay will be accessible by calling 1-800-585-8367 or 1-416-621-4642 (for international callers), with conference ID 59578076. The call runs 24 hours per day, including weekends.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing fourth quarter and fiscal year 2017 results at investor.purestorage.com and blog.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) helps companies push the boundaries of what's possible. The company's all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with Smart Storage that is effortless, efficient and evergreen. Pure Storage offers two flagship products: FlashArray//M, optimized for structured workloads, and FlashBlade, ideal for unstructured data. With Pure's industry leading Satmetrix-certified NPS score of 83.5, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
Read the blog
Converse on Twitter
Follow on LinkedIn

Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation,including momentum with FlashBlade, our opportunity and ability to execute for continued growth and industry leadership, and our outlook for the first quarter and full year fiscal 2018 and statements regarding our products, business, operations and results, including progress toward profitability. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, but not limited to, our Quarterly Report on Form 10-Q for the quarter ended October 31, 2016, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended January 31, 2017. All information provided in this release and in the attachments is as of March 1, 2017, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense and payroll tax expense related to stock-based activities. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Michael Pak – IR contact, Pure Storage
Tel: (650) 243-0486
ir@purestorage.com

Liz Allbright – media contact, Pure Storage
Tel: (415) 671-7676
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	January 31, 2016	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$604,742	$183,675
Marketable securities	—	362,986
Accounts receivable, net of allowance of $944 and $2,000	126,324	168,978
Inventory	20,649	23,498
Deferred commissions, current	15,703	15,787
Prepaid expenses and other current assets	20,652	25,157
Total current assets	788,070	780,081
Property and equipment, net	52,629	81,695
Intangible assets, net	6,980	6,560
Deferred income taxes, non-current	536	844
Other assets, non current	22,568	30,565
Total assets	$870,783	$899,745

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$38,187	$52,719
Accrued compensation and benefits	32,995	39,252
Accrued expenses and other liabilities	14,076	21,697
Deferred revenue, current	94,514	158,095
Liability related to early exercised stock options	4,760	1,362
Total current liabilities	184,532	273,125
Deferred revenue, non-current	121,690	145,031
Other liabilities, non-current	1,207	3,159
Total liabilities	307,429	421,315

Stockholders’ equity:
Common stock and additional paid-in capital	1,118,689	1,281,472
Accumulated other comprehensive loss	—	(562)
Accumulated deficit	(555,335)	(802,480)
Total stockholders' equity	563,354	478,430
Total liabilities and stockholders' equity	$870,783	$899,745

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2016	2017	2016	2017
	(unaudited)
Revenue:
Product	$127,350	$186,820	$375,733	$590,001
Support	22,881	41,040	64,600	137,976
Total revenue	150,231	227,860	440,333	727,977

Cost of revenue:
Product (1)	40,522	62,532	132,870	194,150
Support (1)	11,544	16,598	35,023	58,129
Total cost of revenue	52,066	79,130	167,893	252,279

Gross profit	98,165	148,730	272,440	475,698

Operating expenses:
Research and development (1)	53,710	72,632	166,645	245,817
Sales and marketing (1)	68,927	97,962	240,574	360,035
General and administrative (1) (2)	18,461	20,631	75,402	84,652
Legal settlement (3)	—	—	—	30,000
Total operating expenses	141,098	191,225	482,621	720,504

Loss from operations	(42,933)	(42,495)	(210,181)	(244,806)
Other income (expense), net	(757)	500	(2,002)	1,627
Loss before provision for income taxes	(43,690)	(41,995)	(212,183)	(243,179)
Provision for income taxes	604	920	1,569	1,887
Net loss	$(44,294)	$(42,915)	$(213,752)	$(245,066)

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.21)	$(2.59)	$(1.26)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	187,365	201,024	82,460	194,714

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$137	$176	$276	$601
Cost of revenue -- support	877	1,657	2,388	5,639
Research and development	12,511	22,620	31,135	63,495
Sales and marketing	6,427	9,598	16,966	34,317
General and administrative	2,075	3,488	7,460	12,616
Total stock-based compensation expense	$22,027	$37,539	$58,225	$116,668

(2) Includes a one-time charge of $11.9 million for an equity grant to the Pure Good Foundation in the twelve months ended January 31, 2016.

(3) Represents a one-time charge for our legal settlement with Dell, Inc.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2016	2017	2016	2017
	(unaudited)
Cash flows from operating activities
Net loss	$(44,294)	$(42,915)	$(213,752)	$(245,066)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	9,136	14,225	32,254	50,203
Stock-based compensation expense	22,027	37,539	58,225	116,668
Contribution of common stock to Pure Good Foundation	—	—	11,900	—
Other	(1,093)	533	(1,093)	1,584
Changes in operating assets and liabilities:
Accounts receivable, net	(14,198)	(5,863)	(67,292)	(44,049)
Inventory	4,901	(3,587)	1,481	(3,776)
Deferred commissions	(4,549)	(2,584)	(13,021)	(740)
Prepaid expenses and other assets	(6,639)	(6,172)	(8,704)	(6,133)
Accounts payable	14,677	7,005	24,901	10,644
Accrued compensation and other liabilities	7,494	12,595	24,710	19,381
Deferred revenue	54,548	26,742	142,535	86,922
Net cash provided by (used in) operating activities	42,010	37,518	(7,856)	(14,362)

Cash flows from investing activities
Purchases of property and equipment	(9,861)	(12,171)	(39,355)	(76,773)
Purchases of intangible assets	—	—	—	(1,000)
Purchases of marketable securities	—	(43,159)	—	(526,717)
Sales of marketable securities	—	34,539	—	114,354
Maturities of marketable securities	—	10,300	—	48,513
Net increase in restricted cash	—	—	(2,485)	(5,600)
Net cash used in investing activities	(9,861)	(10,491)	(41,840)	(447,223)

Cash flows from financing activities
Proceeds from initial public offering, net	—	—	459,425	—
Net proceeds from exercise of stock options	1,298	4,187	6,008	14,912
Proceeds from issuance of common stock under employee stock purchase plan	—	—	—	25,606
Payments of deferred offering costs	(2,012)	—	(3,702)	—
Net cash provided by (used in) financing activities	(714)	4,187	461,731	40,518
Net increase (decrease) in cash and cash equivalents	31,435	31,214	412,035	(421,067)
Cash and cash equivalents, beginning of period	573,307	152,461	192,707	604,742
Cash and cash equivalents, end of period	$604,742	$183,675	$604,742	$183,675

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended January 31, 2016						Three Months Ended January 31, 2017
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$137	(c)					$176	(c)
									1	(d)
Gross profit -- product	$86,828	68.2%	$137		$86,965	68.3%	$124,288	66.5%	$177		$124,465	66.6%

			$877	(c)					$1,657	(c)
									22	(d)
Gross profit -- support	$11,337	49.5%	$877		$12,214	53.4%	$24,442	59.6%	$1,679		$26,121	63.6%

			$1,014	(c)					$1,833	(c)
									23	(d)
Total gross profit	$98,165	65.3%	$1,014		$99,179	66.0%	$148,730	65.3%	$1,856		$150,586	66.1%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended January 31, 2016						Three Months Ended January 31, 2017
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$22,027	(c)					$37,539	(c)
									601	(d)
Loss from operations	$(42,933)	-28.6%	$22,027		$(20,906)	-13.9%	$(42,495)	-18.6%	$38,140		$(4,355)	-1.9%

			$22,027	(c)					$37,539	(c)
									601	(d)
Net loss	$(44,294)		$22,027		$(22,267)		$(42,915)		$38,140		$(4,775)

Net loss per share -- basic and diluted	$(0.24)				$(0.12)		$(0.21)				$(0.02)
Weighted-average shares used in per share calculation -- basic and diluted	187,365				187,365		201,024				201,024

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
Reconciliation from net cash provided by operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended January 31,
	2016	2017
Net cash provided by operating activities	$42,010	$37,518
Less: purchases of property and equipment	(9,861)	(12,171)
Free cash flow	$32,149	$25,347
Free cash flow as % of revenue	21.4%	11.1%